DESIGNATION AGREEMENT

THIS DESIGNATION AGREEMENT (this “Agreement”) is entered into as of March 10, 2008, by and among Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd., a Cayman Islands company incorporated under the laws of the Cayman Islands (“Skystar Cayman”), Sida Biotechnology (Xian) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China and a wholly foreign owned enterprise (“Sida”), Xian Tianxing Bio-Pharmaceutical Co., Ltd., a company with joint stock limited liability organized under the laws of the PRC (“Tianxing”), Weibing Lu, chairman and shareholder of Tianxing (“Chairman”), certain shareholders of Tianxing (the “Shareholders”) who are signatories to that certain Proxy Agreement dated as of October 28, 2005 (the “Proxy Agreement”), and Skystar Bio-Pharmaceutical Company, a Nevada corporation (“Skystar”). Skystar Cayman and Sida are collectively referred to as the “Parties”. Tianxing, Chairman, the Shareholders and Skystar are each made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of October 28, 2005 (the “Consulting Services Agreement”), Skystar Cayman entered into the Proxy Agreement with Tianxing and the Shareholders;

WHEREAS, Skystar Cayman, Sida and Tianxing have entered into an Amendment to Consulting Services Agreement dated as of even date herewith (the “Amendment”), whereby Skystar Cayman has transferred the Consulting Services Agreement and assigned all of its rights and obligations thereunder to Sida;

WHEREAS, in connection with the Amendment, Skystar Cayman desires to assign to Sida all of Skystar Cayman’s rights under the Proxy Agreement, including the right to designate the person that the Chairman and the Shareholders have agreed to entrust their respective voting rights as shareholders of Tianxing without any limitations, and Sida desires to assume such rights;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A. DESIGNATION.

(1) Skystar Cayman hereby assigns all of its rights and obligations pursuant to the Proxy Agreement to Sida, including without limitation, the right to designate the person that the Chairman and the Shareholders have agreed to entrust their respective voting rights as shareholders of Tianxing without any limitations, and Sida hereby accepts such assignment.

(2) Sida shall cooperate with Tianxing and take all actions necessary to replace Skystar Cayman as a guarantor to such guarantee agreements, if any, entered into by Skystar Cayman pursuant to Section 1 of the Operating Agreement.

(3) Sida may not transfer this Agreement and its rights and obligations pursuant to the Proxy Agreement without the prior written consent of Skystar Cayman.
B. GENERAL PROVISIONS.

(1)  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses as follows (or at such other address for a party as shall be specified by like notice):

If to Skystar Cayman:

Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.
Address: Septoa Center, 4th Floor
George Town, Grand Cayman, Cayman Islands
Facsimile:  (029) 8819-3186
Attn:  Chairman

If to Sida:

Sida Biotechnology (Xian) Co., Ltd.
Address:  Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China
Facsimile: +86-29-88193185
Attn:  Chairman

(2) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

(3)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

(4)  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

(5)  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the People’s Republic of China.

(6)  Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

(7) Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Skystar Cayman and Sida.

(8) Parties In Interest. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

(9) Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

SKYSTAR CAYMAN:
Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

SIDA:
Sida Biotechnology (Xian) Co., Ltd.
By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

ACKNOWLEDGED:

/s/ Weibing Lu____________
Weibing Lu

SKYSTAR:
Skystar Bio-Pharmaceutical Company

By: /s/ Weibing Lu________
Name: Weibing Lu
Title: Chief Executive Officer

SIGNATURE PAGES OF SHAREHOLDERS

ACKNOWLEDGED:

SHAREHOLDERS:

/s/ LU Weibing_______     /s/ LU Qing__________
LU Weibing       LU Qin

/s/ WANG Guangen ___     /s/ SHEN Hua________
WANG Guangen      SHEN Hua

/s/ LU Zhigao_________     /s/ LU Yajun_________
LU Zhigao       LU Yajun

/s/ LU Zhidao_________     /s/ LU Jingwei________
LU Zhida       LU Jingwei

/s/ WEN Wei_________     /s/ WANG Hao_______
WEN Wei       WANG Hao

/s/ WANG Guanming__     /s/ LU Jingkang_______
WANG Guanming      LU Jingkang

/s/ SHEN Minhua_____     /s/ FEN Yong_________
SHEN Minhua       FEN Yong

/s/ LU Guojuo________     /s/ WANG Yaodi______
LU Guojuo       WANG Yaodi

/s/ LU Bin___________     /s/ HUANG Wenwei ___
LU Bin       HUANG Wenwei

/s/ SHI Miaodi________     /s/ ZHANG Huiping____
SHI Miaodi       ZHANG Huiping

/s/ ZHAO Zaigang_____     /s/ ZHANG Xinya______
ZHAO Zaigang      ZHANG Xinya

/s/ SUN Weijun_______     /s/ LIU Xia____________
SUN Weijun       LIU Xia